Exhibit 10.8

Execution Version

PARTIAL RELEASE OF COLLATERAL LETTER

Pacific Ethanol, Inc.
400 Capitol Mall, Suite 2060
Sacramento, CA 95814

Aurora Cooperative Elevator Company

2225 Q Street

Aurora, NE 68818

April 15, 2020

Re: The Senior Secured Note Amendment Agreement dated as of December 22, 2019 (as amended, supplemented or otherwise modified from time to time, the “Amendment Agreement”), by and among Pacific Ethanol, Inc., a Delaware corporation (the “Company”) and the Noteholders defined therein (the “Noteholders”), the Amended Notes issued pursuant to the Amendment Agreement (the “Amended Notes”), the Pledge Agreement dated as of March 20, 2020 (as amended, supplemented or otherwise modified from time to time, the “Pledge Agreement”) by and among Pacific Ethanol Central, LLC, a Delaware limited liability company (“Pledgor”), Pacific Aurora, LLC, a Delaware limited liability company (“Aurora”) and Cortland Products Corp., as collateral agent for the benefit of the Noteholders (in such capacity, the “Agent”), the Security Agreement dated as of March 20, 2020 by and between the Pledgor and the Agent (as amended, supplemented or otherwise modified from time to time, the “PEC Security Agreement”), the Security Agreement dated as of December 15, 2016 (as amended, supplemented or otherwise modified from time to time, the “Initial Security Agreement”) by and among the Company, Agent and Noteholders, and the Intercreditor Agreement dated March 20, 2020 (as amended, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”; together with the Amendment Agreement, Amended Notes, Pledge Agreement, PEC Security Agreement and Initial Security Agreement, the “Documents”) by and among the Company, Agent, and CoBank, ACB, a federally-chartered instrumentality of the United States (“Senior Agent”).

Ladies and Gentlemen:

Capitalized terms used and not otherwise defined in this letter agreement shall have the respective meanings given to them in the Documents, as applicable.

By their signatures below, each of the Company and the Pledgor hereby certify that the Pledgor is selling the released property set forth on Annex A (the “Released Property”) in accordance with that certain Membership Interest Purchase Agreement, dated as of February 28, 2020, by and among the Pledgor, Aurora and Aurora Cooperative Elevator Company, a Nebraska cooperative company (“Buyer”) (as amended, the “Purchase Agreement”) for $52,789,425, which amount is comprised of $16,500,000 in Seller Notes (as defined in the Purchase Agreement) and $36,289,425 in cash, subject to adjustment in accordance with the terms of the Purchase Agreement. Pursuant to the Purchase Agreement, the Buyer has requested that the Agent, on behalf of the Secured Parties, release all liens on and security interest in the Released Property held by Agent, including, without limitation, the liens and security interests granted under (i) the Pledge Agreement and (ii) the PEC Security Agreement (such liens and security interests, collectively, the “Agent Lien”).

In connection therewith, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Pledgor, the Buyer, the other Grantors party hereto, each Noteholder, in its capacity as a Secured Party under the Transaction Documents, and the Agent agree as follows:

Upon receipt by:

(a) the Senior Agent, of $14,799,189.62, representing 80 percent of the net cash sale proceeds to be paid under the Purchase Agreement on the closing date (the “Senior Agent Paydown”) in accordance with the terms of the Partial Release of Collateral Letter by and among the Senior Agent, the Pledgor and the other parties thereto (the “Senior Agent Release Letter”);

(b) the Agent, of

(i) a fully executed copy of the Purchase Agreement, together with evidence of the consummation of sale of the Released Property pursuant thereto;

(ii) a fully executed copy of the Senior Agent Release Letter releasing its lien on the Released Property automatically or effective upon substantially similar terms as set forth herein;

(iii) a fully executed counterpart of this letter agreement signed by the Company, the Pledgor and the other grantors under the Collateral Documents;

(c) Morrison & Foerster LLP of a wire transfer of immediately available funds of $127,000.00 to the account set forth on Annex B; and

(d) Arnold & Porter LLP of a wire transfer of immediately available funds of $2,992.00 to the account set forth on Annex C;

the Agent Lien and security interest created under the Pledge Agreement and the PEC Security Agreement in favor of the Agent, on behalf of the Secured Parties, in all of the Pledgor’s rights, title and interests in, to or under any and all of the Released Property is released; provided, however, that this letter agreement shall not, other than with respect to the Released Property, waive, release, modify or terminate any other Collateral or provisions of the PEC Security Agreement or any obligations of the Pledgor under the PEC Security Agreement or the Pledge Agreement that are contingent reimbursement or indemnity or similar obligations or obligations that by their terms survive the termination thereof or release of Agent’s Lien and security interest on the Released Property.

The parties hereto agree that the Agent shall be entitled to conclusively assume that the Senior Agent Paydown contemplated to be made on April 15, 2020 has been made as of such date.

The Company and the Pledgor acknowledge and agree that the Agent Lien granted under the Pledge Agreement and the PEC Security Agreement shall be reinstated with full force and effect if, at any time on or after the date hereof, all or any portion of the sale of the Released Property is voided or rescinded or otherwise undone upon the insolvency, bankruptcy or reorganization of the Company, the Pledgor or any other subsidiary of the Company party to the Collateral Documents or otherwise, all as though such payment had not been made.

The Agent agrees to procure, deliver or execute and deliver to the Company, from time to time, all further releases, termination statements, certificates, instruments and documents, each in form and substance reasonably satisfactory to the Company, the Agent and the Required Holders, and take any other actions, as may be reasonably requested by the Company or which are required to evidence the consummation of the release contemplated hereby, in each case, at the sole cost and expense of the Company (including attorneys’ fees and expenses).

The Agent hereby authorizes the Buyer, the Company or the Pledgor, or any other party on behalf of the Company or the Pledgor, to file the UCC-3 financing statement amendment attached hereto as Exhibit I to effect the foregoing releases in the appropriate recording and filing offices.

Within fifteen (15) days after the date hereof (or such later date as agreed to by the Required Holders in their discretion via electronic mail), the Company and Pledgor shall deliver to the Agent fully executed and, as applicable, notarized copies of the following documents, substantially in the form delivered to the Senior Agent and subordinated to the assignments to and lien of Senior Agent pursuant to the terms of the Intercreditor Agreement, and otherwise satisfactory in form and substance to the Agent and the Required Holders: (a) an Assignment of Notes and Deeds of Trust covering the Seller Notes and the Seller Deeds of Trust (as defined in the Purchase Agreement); and (b) Collateral Assignment of Deed of Trust, Assignment of Leases And Rents, Fixture Filing And Security Agreement with respect to each of the Seller Deeds of Trust (as defined in the Purchase Agreement).

2

It is expressly agreed and understood that this is a partial release and that it shall in no manner release, affect or impair the liens and security interests in favor of the Secured Parties, under the Initial Security Agreement or otherwise, against any Collateral other than the Released Property. Except as expressly set forth herein, all terms and conditions of each Document shall remain in full force and effect. The Company and each other grantor under the Collateral Documents hereby ratify and affirm the Collateral Documents.

To the extent that any offsets, defenses or claims that may exist arising out of or relating to this letter agreement, the Documents, or the other Transaction Documents and the transactions contemplated hereby or thereby against the Agent, any Noteholder or any of their respective subsidiaries, affiliates, officers, directors, employees, agents, attorneys, predecessors, successors or assigns, both present and former (collectively, the “Released Parties”) whether asserted or unasserted, by execution of this letter agreement, the Company, for itself and its subsidiaries and affiliates and each of their respective successors, assigns, affiliates, subsidiaries, predecessors, employees, heirs and executors, as applicable (collectively, “Releasors”), jointly and severally, release and forever discharge each of the Released Parties of and from any and all manner of actions, causes of action, torts, suits, debts, controversies, damages, judgments, executions, claims and demands whatsoever, asserted or unasserted, in law or in equity, that exist or have occurred on or prior to the date of this letter agreement, arising out of or relating to this letter agreement, the Documents or any of the other Transaction Documents which any of the Releasors ever had or now have against any of the Released Parties, including, without limitation, any presently existing claim whether or not presently suspected, contemplated or anticipated.

This letter agreement (a) shall be governed by and construed in accordance with the laws of the State of New York, (b) may be executed electronically in one or more counterparts, each of which shall be an original and all of which, taken together, shall constitute one and the same instrument, (c) sets forth the entire agreement among the parties relating to the subject matter pertaining hereto, and no term or provision hereof may be amended, changed, waived, discharged or terminated orally or otherwise, except in writing signed by each such party, and (d) shall be binding and inure to the benefit of the parties hereto and their respective successors and assigns. Buyer is an express third-party beneficiary of this letter and shall be entitled to rely upon the terms hereof.

By their signatures below, the Noteholders party hereto, constituting all of the Holders party to the Initial Security Agreement, hereby (i) expressly authorize and direct the Agent to execute and deliver this letter agreement and the documents contemplated hereby and (ii) acknowledge and agree that the direction in this paragraph constitute a direction from all Holders under the provisions of Section 17 of the Initial Security Agreement, and (ii) Section 17(i) of the Initial Security Agreement shall apply to any and all actions taken by the Agent in accordance with such directions.

[signature page follows]

3

IN WITNESS WHEREOF, the parties hereto have executed this letter agreement as of the date set out above.

CORTLAND PRODUCTS CORP.

By:	/s/ Matthew Trybula
Name:	Matthew Trybula
Title:	Associate Counsel

ACKNOWLEDGED AND CONSENTED TO BY:

PACIFIC ETHANOL, INC.

By:	/s/ Bryon T. McGregor
Name:	Bryon T. McGregor
Title:	Chief Financial Officer

PACIFIC ETHANOL CENTRAL, LLC

By:	/s/ Bryon T. McGregor
Name:	Bryon T. McGregor
Title:	Chief Financial Officer

ILLINOIS CORN PROCESSING, LLC

By:	/s/ Bryon T. McGregor
Name:	Bryon T. McGregor
Title:	Chief Financial Officer

PACIFIC ETHANOL PEKIN, LLC

By:	/s/ Bryon T. McGregor
Name:	Bryon T. McGregor
Title:	Chief Financial Officer

PACIFIC ETHANOL WEST, LLC

By:	/s/ Bryon T. McGregor
Name:	Bryon T. McGregor
Title:	Chief Financial Officer

PE OP CO.

By:	/s/ Bryon T. McGregor
Name:	Bryon T. McGregor
Title:	Chief Financial Officer

[Signature Page to Partial Release of Collateral Letter]

PACIFIC ETHANOL CENTRAL, LLC

By:	/s/ Bryon T. McGregor
Name:	Bryon T. McGregor
Title:	Chief Financial Officer

PACIFIC ETHANOL MADERA LLC

By:	/s/ Bryon T. McGregor
Name:	Bryon T. McGregor
Title:	Chief Financial Officer

PACIFIC ETHANOL CENTRAL, LLC

By:	/s/ Bryon T. McGregor
Name:	Bryon T. McGregor
Title:	Chief Financial Officer

PACIFIC ETHANOL MAGIC VALLEY, LLC

By:	/s/ Bryon T. McGregor
Name:	Bryon T. McGregor
Title:	Chief Financial Officer

PACIFIC ETHANOL STOCKTON LLC

By:	/s/ Bryon T. McGregor
Name:	Bryon T. McGregor
Title:	Chief Financial Officer

PACIFIC ETHANOL COLUMBIA, LLC

By:	/s/ Bryon T. McGregor
Name:	Bryon T. McGregor
Title:	Chief Financial Officer

[Signature Page to Partial Release of Collateral Letter]

ACCEPTED AND AGREED:

NOTEHOLDERS:

CKP SOUTH LLC

By:	/s/ Philip DeSantis
Name:	Philip DeSantis
Title:

[Signature Page to Partial Release of Collateral Letter]

CIF-INCOME PARTNERS (A), LLC

By: BlackRock Financial Management, Inc.,
its investment manager

By:	/s/ Stephen Kavulich
Name:	Stephen Kavulich
Title:	Director

[Signature Page to Partial Release of Collateral Letter]

ORANGE 2015 DISLOCREDIT FUND, L.P.

By: BlackRock Financial Management, Inc.,
its investment manager

By:	/s/ Stephen Kavulich
Name:	Stephen Kavulich
Title:	Director

[Signature Page to Partial Release of Collateral Letter]

Sainsbury’s Credit Opportunities Fund, Ltd.
By: BlackRock Financial Management, Inc.,
its investment manager

By:	/s/ Stephen Kavulich
Name:	Stephen Kavulich
Title:	Director

[Signature Page to Partial Release of Collateral Letter]

Co-Investment Income Fund, L.P. - US Taxable Series

By: BlackRock Financial Management, Inc.,
its investment manager

By:	/s/ Stephen Kavulich
Name:	Stephen Kavulich
Title:	Director

[Signature Page to Partial Release of Collateral Letter]

Co-Investment Income Fund, L.P. - US Tax-EXEMPT Series

By: BlackRock Financial Management, Inc.,
its investment manager

By:	/s/ Stephen Kavulich
Name:	Stephen Kavulich
Title:	Director

[Signature Page to Partial Release of Collateral Letter]

ALFRED J. DE LEO

/s/ Alfred J. De Leo

[Signature Page to Partial Release of Collateral Letter]

CORRUM CAPITAL ALTERNATIVE INCOME FUND LP

By:	/s/ Jonathan R. Mandle
Name:	Jonathan R. Mandle
Title:	Manager

[Signature Page to Partial Release of Collateral Letter]

CORRUM CAPITAL GLOBAL CREDIT OPPORTUNITIES CO INVESTMENT FUND I LP

By:	/s/ Jonathan R. Mandle
Name:	Jonathan R. Mandle
Title:	Manager

[Signature Page to Partial Release of Collateral Letter]

CORRUM CAPITAL GLOBAL CREDIT OPPORTUNITIES FUND LP

By:	/s/ Jonathan R. Mandle
Name:	Jonathan R. Mandle
Title:	Manager

[Signature Page to Partial Release of Collateral Letter]

DAVID KOENIG

/s/ David Koenig

[Signature Page to Partial Release of Collateral Letter]

JONATHAN W. WEISS

/s/ Jonathan W. Weiss

[Signature Page to Partial Release of Collateral Letter]

JUSTIN S. WOHLER

/s/ Justin S. Wohler

[Signature Page to Partial Release of Collateral Letter]

PHILIP DESANTIS

/s/ Phillip DeSantis

[Signature Page to Partial Release of Collateral Letter]

Annex A

All Equity Interests (as hereafter defined) owned by Pledgor in the Issuer described in the chart below, together with all products and proceeds thereof (except to the extent such proceeds constitute proceeds of the sale under the Purchase Agreement, including without limitation any Seller Notes (as defined in the Purchase Agreement), and such proceeds of the sale and Seller Notes shall not constitute Released Property):

“Equity Interests” shall mean all shares of capital stock (whether denominated as common stock or preferred stock), equity interests, beneficial partnership or membership interests, joint venture interests, units, limited liability company interests, participations or other ownership or profit interests in or equivalents (regardless of how designated) of or in a Person (other than an individual), whether voting or non-voting.

Pledgor	Issuer	Type and Class of Equity Interests	Number of Pledged Shares	Certificate Number	Percentage of Outstanding Equity Interests
Pacific Ethanol Central, LLC	Pacific Aurora, LLC	Membership Interest	73.93 units	N/A	73.93%

ANNEX B

ANNEX C

EXHIBIT I

UCC-3 FINANCING STATEMENT AMENDMENT

[See attached]